WCM China Quality Growth Fund

Investor Class Shares – WCQGX

Institutional Class Shares – WCMCX

A series of Investment Managers Series Trust

Supplement dated November 6, 2024, to the

Summary Prospectus dated April 30, 2024.

Effective November 15, 2024 (the “Effective Date”), Dave Heng has been added as a portfolio manager to the WCM China Quality Growth Fund (the “Fund”). Accordingly, as of the Effective Date, the Summary Prospectus is updated as follows:

The section “Portfolio Manager” on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of Michael Tian, CFA, Portfolio Manager, and Dave Heng, Portfolio Manager. Mr. Tian has served as a portfolio manager of the Fund since its inception on March 31, 2020. Mr. Heng has served as a portfolio manager of the Fund since November 15, 2024. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.